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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT  TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 20, 1996
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                               MAYTAG CORPORATION
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



        DELAWARE                     1-655                    42-0401785
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(STATE OR OTHER JURISDICTION     (COMMISSION                (IRS EMPLOYER
    OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)



403 WEST FOURTH STREET NORTH
NEWTON, IOWA                                                     50208
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)



Registrant's telephone number, including area code:  (515) 792-8000
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                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired:

     Not applicable.

     (b)  Pro forma financial information:

     Not applicable.

     (c)  Exhibits:

          In accordance with the provisions of Item 601 of Regulation S-K, attached as exhibits 1.1, 4.1, 4.2 and 4.3, respectively, are the following which are each incorporated by reference herein:

1. Form of Distribution Agreement Relating to the Registrant's Medium-Term Notes, Series B;

2. Third Supplemental Indenture dated as of August 20, 1996 between the Registrant and The First National Bank of Chicago, as Trustee;

3. Form of the Note Relating to the Registrant's Medium-Term Notes, Series B, Fixed Rate; and

4. Form of the Note Relating to the Registrant's Medium-Term Notes, Series B, Floating Rate.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MAYTAG CORPORATION


Date:  August 20, 1996

                                          By: /s/ Gerald J. Pribanic
                                             -----------------------------------
                                              Gerald J. Pribanic
                                              Executive Vice President and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX


     The following exhibits are filed herewith:

 Exhibit
   No.          Description
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1.1    Form of Distribution Agreement Relating to the Registrant's Medium-Term
       Notes, Series B.

4.1 Third Supplemental Indenture dated as of August 20, 1996 between the Registrant and The First National Bank of Chicago, as Trustee.

4.2 Form of the Note Relating to the Registrant's Medium-Term Notes, Series B, Fixed Rate.

4.3 Form of the Note Relating to the Registrant's Medium-Term Notes, Series B, Floating Rate.

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